UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report: August 18, 2014
(Date of earliest event reported)
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Papa Murphy’s Holdings, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-36432 (Commission File Number)	27-2349094 (IRS Employer Identification No.)

8000 NE Parkway Drive, Suite 350 Vancouver, WA (Address of principal executive offices)	98662 (Zip Code)

(360) 260-7272
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
On August 21, 2014, Papa Murphy's Holdings, Inc. (the "Company") filed a Current Report on Form 8-K (the "August 8-K") with the Securities and Exchange Commission (the "SEC") to report the purchase by Papa Murphy’s Company Stores, Inc. ("PMCS"), a wholly-owned subsidiary of the Company, of certain assets used in the operation of nine Papa Murphy's stores in the Minneapolis, MN area from Drake Enterprises Incorporated, the previous operator of the nine Papa Murphy's stores (the "Seller").
The Company stated in the August 8-K that it intended to file the financial statements and pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K not later than November 1, 2014, seventy-one (71) calendar days after the date that the August 8-K was required to be filed with the SEC. The Company hereby amends the August 8-K in order to include the required financial statements and pro forma financial information.

Item 9.01 Financial Statements and Exhibits.
(a) Financial statements of business acquired.
The unaudited condensed financial statements of Drake Enterprises Incorporated as of June 30, 2014 and for the six months ended June 30, 2014 and the audited financial statements of Drake Enterprises Incorporated as of December 30, 2013 and for the year then ended and, in each case, the notes related thereto are filed as Exhibit 99.1 hereto and are incorporated herein by reference.
(b) Pro forma financial information.
The unaudited pro forma condensed consolidated financial statements for Papa Murphy's Holdings, Inc. as of June 30, 2014 and for the year ended December 30, 2013 and the six months ended June 30, 2014 and the notes related thereto are filed as Exhibit 99.2 hereto and are incorporated herein by reference.
(d) Exhibits. The following exhibits are filed with this report:

EXHIBIT NUMBER	DESCRIPTION OF EXHIBITS
23.1	Consent of Moss Adams LLP, independent accountants.
99.1
The unaudited condensed financial statements of Drake Enterprises Incorporated as of June 30, 2014 and for the six months ended June 30, 2014 and the audited financial statements of Drake Enterprises Incorporated as of December 30, 2013 and for the year then ended and, in each case, the notes related thereto.

99.2
The unaudited pro forma condensed consolidated financial statements for Papa Murphy's Holdings, Inc. as of June 30, 2014 and for the year ended December 30, 2013 and the six months ended June 30, 2014 and the notes related thereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAPA MURPHY’S HOLDINGS, INC.

By:	/s/ Mark Hutchens
Name: Mark Hutchens
Title: Chief Financial Officer

Date: October 31, 2014

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION OF EXHIBITS
23.1	Consent of Moss Adams LLP, independent accountants.
99.1
The unaudited condensed financial statements of Drake Enterprises Incorporated as of June 30, 2014 and for the six months ended June 30, 2014 and the audited financial statements of Drake Enterprises Incorporated as of December 30, 2013 and for the year then ended and, in each case, the notes related thereto.

99.2
The unaudited pro forma condensed consolidated financial statements for Papa Murphy's Holdings, Inc. as of June 30, 2014 and for the year ended December 30, 2013 and the six months ended June 30, 2014 and the notes related thereto.